Investor Relations Diodes Incorporated (DIOD) Plano, TX, USA November 8, 2023 Exhibit 99.3

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the fourth quarter of 2023, we expect revenue to be approximately $325 million plus or minus 3 percent; we expect GAAP gross margin to be 35.0 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 26.5 percent of revenue, plus or minus 1 percent; we expect net interest income to be approximately $2.0 million; we expect our income tax rate to be 18 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the fourth quarter are anticipated to be approximately 46.6 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that the COVID-19 pandemic may continue and have a material adverse effect on customer demand and staffing of our production, sales and administration facilities; the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that the cost, expense, and diversion of management attention associated with the LSC acquisition may be greater than we currently expect; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk that the coronavirus outbreak or other similar epidemics may harm our domestic or international business operations to a greater extent than we currently anticipate; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on November 8, 2023 titled, “Diodes Incorporated Reports Third Quarter Fiscal 2023 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Management Representative Dr. Keh-Shew Lu Chairman, President and CEO Experience: President & CEO, Diodes Incorporated Since 2005 Texas Instruments 27 years Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Honorary Doctorate in Engineering National Cheng Kung University Doctorate and Master's Degree in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University – Taiwan

Company Representative Experience: Head of Corporate Marketing, Diodes Incorporated, Milpitas, CA Head of Corporate Marketing, Pericom, Milpitas, CA Vice President, Marketing, CA Technologies (Broadcom), Redwood City, CA Director, Global Marketing Strategy, EMC, Pleasanton, CA Director, Marketing, Zarlink Semiconductor (Microchip), San Jose, CA Marketing Management positions at Cisco and National Semiconductor, CA Education: MBA, Marketing/Entrepreneurship, Saint Mary's College of California BS in Electrical and Computer Engineering, UC Santa Barbara Gurmeet Dhaliwal Company spokesperson Director, Investor Relations

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers high-quality (analog, discrete, logic and mixed signal) semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets DIOD Stock Symbol 64 Years in business 31 Consecutive years of profitability 32 Number of locations worldwide ~9000 Number of employees 2.0Bn Annual Revenue 2022 50Bn Number of units shipped in 2022 >28K Number of products (SKU) shipped in 2022 >50 Number of distributors >50K Number of customers 42% of 2022 product revenue from Automotive/Industrial

Investing for the Future 2006 2006 2012 2015 2008 2013 2019 2020 2022 Anachip Corporation Taiwan Advanced Power Devices Zetex Semiconductors Power Analog Microelectronics BCD Semiconductor Pericom Semiconductor TI’s Greenock fab (GFAB) Lite-On Semiconductor Onsemi‘s fab (SPFAB) Global Operations and World-class Manufacturing Headquartered in Plano, TX Manufacturing in US, UK, Germany, China, and Taiwan ISO 9001:2015 Certified / IATF 16949:2016 Certified ISO 14001:2015 Certified Key Acquisitions

Global Organization Wuxi, China Shanghai, China Jhongli, Taiwan Hsinchu, Taiwan Taipei, Taiwan Munich, Germany Neuhaus, Germany Plano, Texas Milpitas, California Greenock, UK Chengdu, China Logistics Hub and Warehouses Oldham, UK Key: Headquarters Wafer Fab Assembly/Test Design/Sales/Marketing South, Portland, Maine Keelung, Taiwan

Our Sustainability Commitment Our commitment to a sustainable and profitable business is built around ESG Please refer to Governance and Oversight for additional details  Social (S) Governance (G) Environment (E) Climate Change Natural Resources Pollution & Waste Biodiversity Strategy & Oversight Risks Management Business Continuity Accountability & Transparency Supply Chain Product Integrity Human Capital Community

On-Track to Achieve Longer Term Corporate Objectives Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT - 2010 - 2017 2025 Target: $1B Gross profit Gross Margin: 40% Revenue: $2.5B by 2025

Profitability Growth Track record of Continued Outperformance Annual Revenue Gross Profit ($ in millions) ($ in millions) CAGR: 14% (2005 - 2022) CAGR: 15% (2005 - 2022) * Revenue/Gross Profit for 2023 are based on Q1-Q3 results and Q4 guidance provided on November 8, 2023 Q1 + Q2 + Q3 Q4 Q1 + Q2 + Q3 Q4

Targeted Market Segment Goal

Page 10

~40% of revenue
(45% for Q3 2023)

Automotive
- Connected driving, comfort/style/safety, electrification/powertrain

Industrial
- Embedded systems and precision controls, and IIoT

~60% of revenue
(55% for Q3 2023)

Consumer
- IoT: wearables, home automation, smart infrastructure

Communications
- Smart phones, 5G networks, advanced protocols, and charging solutions

Computing
- Cloud computing: server, AI server, storage, data centers

DIODES INCORPORATED | DISCRETE ANALOG LOGIC MIXED-SIGNAL

Key Growth Areas Automotive and Industrial are Driving Growth Automotive – 31% CAGR (2013 – 2022) Focused on connected driving, comfort, style, safety, and electrification Released 139 new automotive-compliant products in Q3 2023 Increased dollar content per car to $140 Industrial – 15% CAGR (2013 – 2022) Focused on embedded systems, networked systems, automation, motor controls, sensors, power management, and IIoT Building momentum for SiC Schottky diodes and MOSFETs Expanding content in security, medical, green energy generation and energy storage systems

Total Solutions Provider Example: Embedded System Applications

Automotive Applications Driving Growth Connected Driving ADAS (Advanced Driver Assistance Systems) Telematics Infotainment Systems Comfort, Style, and Safety Lighting Migration to LED and intelligent illumination BLDC motor / fan control Migration from Brushed to Brushless DC Motors Electrification/Powertrain Conventional Powertrain  Hybrid  Electrification Battery management Move to 48V battery Focus Applications: Automotive Revenue Growth Year 2013 – 2022 CAGR: 31%

Automotive Opportunity Automotive Potential Revenue $ / Car Automotive Motor Control $45.50 Connected Driving (Infotainment, Telematics & ADAS) $60.50 Powertrain, Electrification & Body Control Electronics $19.70 Lighting – Moving to LED $14.30 Total $140.00 Normalized to 2013

Automotive Surround-View SuperCAM Platform Advanced Clock Gen, Clock Buffer, Crystal Oscillator, USB Power Switch, and Protection solutions for mission-critical need Automotive Compliant* Products Diodes’ Key Products $ / Box Analog >$1.20 Power Management >$0.70 MOS/BJT >$3.50 Diodes and Rectifiers >$5.00 Timing and Connectivity $14.00 Total $24.40 * AEC qualified, manufactured in IATF 16949 certified sites supporting PPAP documents (if applicable).

Automotive Compliant USB Charging USB charging is a high growth application with approximately 2 to 8 ports per vehicle Diodes provides a system solution for USB charging including Port Controller, USB Muxes, Signal Switches, ReDrivers, Xtals, Power Management, and Protection. Automotive Compliant* product portfolio expansion is expanding the SAM further Diodes’ Key Products $ / per car Power Management $5.30 MOS/BJT $1.00 Diodes and Rectifiers $0.50 Timing and Connectivity $2.80 Total $9.60 * AEC qualified, manufactured in IATF 16949 certified sites supporting PPAP documents (if applicable). USB 2.0 Mux

Industrial Content Expansion Increasing IC content in embedded systems Switching and signal path for networked systems and automation Signal conditioning and timing for precision controls Industrial / motor controls, sensors, and power management for smart meters Green power, Energy storage 2013 - 2022 CAGR: 15% Industrial Revenue Growth Net Sales Year

IoT – Machine to Machine (M2M)

Page 18

- **M2M – Dominated by short range technology**
  - 73% are short range, mostly Wi-Fi
- **2030: connections @ 29,400 million**


48V Battery
WiFi Module
SSD
Isolated DCDC
PCIe Packet Switch
IO Expander
PMU
Embedded Processor
Gate Driver and MOS
M
LiDAR / Gyro Sensor
DDR
Camera Sensor
CAN Transceiver
LDO, DCDC, Hall sensor, Audio Amp

AGV

M2M – By Application

- IoT and M2M Modems
- POS, Routers, Edge Server
- On-Premise Edge Gateway
- AGV (Automated Guided Vehicle)
- AMR (Autonomous Mobile Robots)
- UAV (Unmanned Aerial Vehicle)


Mobile DDR/NOR Flash NAND Flash
Display Port Switch
DVI Scaler
DP
PCIe/ SATA
High Bandwidth Mux ReDriver
PCI Switch/ ReDriver
I2C Level Shifter w/Buffer
Temperature Sensor
I2C Bus
SATA Switch/ ReDriver
USB Switch
GPIO Expander
CPU
USB 3.0 Switch
Xtal
USB 3.0
USB 3.0 Controller
USB Power Switch
USB 2.0
USB 3.0 ReDriver
USB Port
STDLIN DC-DC / LDO
UART
Voltage Detector
AC-DC
AC-DC Adapter

POS

Growth Opportunities:

- Power, Sensor, DC-DC
- Gate Driver, BJT, MOSFET
- XTAL and clock
- Packet switch, ReDriver, IO Expander, MIPI, and USB charging

Diodes' Key Products	$ / AGV
Discrete	$3.50
Analog & Power Mgmt.	$2.20
Timing and Connectivity	$18.00
Total	**$23.70**

DIODES INCORPORATED | DISCRETE ANALOG LOGIC MIXED-SIGNAL

Cloud Computing Accelerating Enterprise Market ReDriver support for PCIe or USB connectivity Wide range of signal protocols: PCIe, CXL, SAS, SATA, USB MUX products for high capacity solid state storage Crystal oscillators for increasing clocking speeds LDOs, DCDC, SBR, and TVS for power management and protection

Server Platform Solution Almost all of Server vendors are Diodes’ existing customers Diodes’ products are well positioned in this segment Connectivity, Signal Integrity, Timing, Standard Linear, Power Management, Power Switch, Level shifter, Protection or HV MOSFET / SBR devices AC-DC MOSFET / SBR Power Adapter BLADE SERVER PLATFORM Dual/Quad Core CPU’s HDD SAS 2.0/SATA 3.0 PCIe 3.0/4.0/5.0 PCIe SSD USB 3.0 ReDriver I2C L/S & I3C Mux SERVER PLATFORM HDD RAID Card Expander Card MEZZ Card XTAL PCIe Clock InfiniBand Card 10G ReDriver XO 4 x 10G 1 x 1G Middle Plane HDD Plane Reset IC System Clock XO 100G QSFP 10G ReDriver SATA 3.0 USB 2.0 S & C 2546 To Back-plane I2C Buffer BMC Front Rear PCIe slot M.2 SATA/PCIe Bus Switch I2C MUX IO Expander PCIe 4.0/5.0 Clock Buffer GTL L/S PCIe NVME PCIe SSD XO 10G ReDriver SAS 3.0 ReDriver Front SAS 3.0 ReDriver PCIe Clock Buffer VGA Switch MOSFET Vcore DCDC Controller SBR Clock Buffer BMC LAN Card XO TVS TVS TVS TVS PCIe 3.0/4.0/5.0 ReDriver Combo ReDriver SATA 3.0 Signal Switch SAS 2.0/ SATA 3.0 ReDriver Dual/Quad Core CPU’s CPU XO Chipset DCDC / LDO Power Management Diodes’ Key Products $ / Server Analog 3.80 Discrete 3.60 Timing and Connectivity 33.00 Total $40.40 WW server market is expected to grow during 2023 – 2027 with CAGR of 7.7% Computing Platform: Server/Storage Solution DDR 4/5

Consumer: IoT Driving Power & Connectivity Requirements Diodes’ Key Products $ / Box Analog >$0.20 Power Management >$1.30 MOS/BJT >$10.00 Diodes and Rectifiers >$5.00 Timing and Connectivity $3.50 Total $20.00 Enterprise Smart Infrastructure Wearables Consumer & Home Asset Tracking Security & Surveillance Retail

IoT Segment: Smart Home

Page 22

Smart Home

- Safety and Security
- Climate Control
- Consumer Electronics
- Lighting control

Growth Opportunities

- Power
- LED driver
- Xtal and clock
- Packet switch


19
21
Smart Home Control

Diodes' Key Products	$ / Box
Analog	$0.55 ~ $0.80
Power Management	$1.80
MOS/BJT	$1.10
Diodes and Rectifiers	$0.50
Timing and Connectivity	$3.50
Total	**$7.70**

Smart Home Gateway


25MHz Xtal
Host Controller
PCIe CG
PI6C557-05
X1 PCIe2
100MHz
HCSL
Clk
PCIe Packet SW
PI7C9X2G304SL
SSD
X1
PCIe2
(or SATA
controller)
DC-DC
/ LDO
Wireless
Controller
Wireless
Controller

Smart Lighting


AC Power
AC-DC
LED
Driver
Light
User
Interface
MHz Xtal
kHz Xtal
SoC
Sensor

Smart Speaker


AC Power
AC-DC
Wi-Fi
Memory
Ethernet
port
SoC
Audio
Amp
MHz Xtal

Digital Assistant


MOSFET
NAND
SDRAM
TVS
MHz
Xtal
SoC
Wi-Fi
LED
Drive
Op Amp
Audio
Amp
DC-DC
/ LDO

DIODES INCORPORATED
DISCRETE
ANALOG
LOGIC
MIXED-SIGNAL

Communications - 5G Applications Expanding Growth Opportunities Focus Applications: Cloud Computing AI / Data Center Server Gateway Internet Gateway Fiber network Core Network, Cell Stations Small Cells Base Station Edge Computing Server Smart antenna Fiber network End Products Portables: Smartphone, Tablet Smart Car Consumer: VR/AR, Drone, IoT Telecom: 5G CPEs Embedded/Industrial

Page 24

5G Macro Cell Platform

- **Advanced Solution in Signal Integrity, Signal/Bus/Power Switches and IO Expanders for diversified networking applications**
- **Global Logistics provide cost-competitive solution with industry standard pin-outs and flexible package options**

Diodes' Key Products	$ / Box
Analog	>$0.60
Power Management	$0.90
MOS/BJT	>$0.50
Timing and Connectivity	$11.00
Total	**$13.00**


DIODES PCIe 5.0 8ch ReDriver
PCIe 5.0 X8
AIC
DIODES PCIe 5.0 8ch ReDriver
PCIe 5.0 X8
AIC
Server MB
SFP Module
I2C / GPIO
I2C
DIODES IO Expander
DIODES IO Expander LV Translator
DIODES I2C MUX 8-ch x2
mmWAVE / Sub-6GHz
4x4 RU
4x4 RU
4x4 RU
4x4 RU
Baseband Processor
25GbE
25GbE
Networking Processor
eUSB
DIODES eUSB to USB Repeater x2
DIODES 4-ch Low Cj TVS Diode Array
USB2.0
Type A
VBUS
DIODES Power Switch 1.5A 1-ch
GPIO
DIODES 1-bit Translator 1.8V to 3.3V, x2
SMA
Logic IC Summary
Single-buffer Gate (open-drain)
Single 2-input Positive AND Gate (push-pull)
Single Schmitt-Trigger Buffer (push-pull)
eMMC
DIODES 8bit Bus Switch 1.8~3.3V, x2
DIODES Low Power 3.3V 4-output Clock Gen
100MHz HCSL x 4
Xtal 25MHz
DIODES
Power Mgmt. Solutions
Power In to 1.1V, 3.3V, 5V system : Sync Buck Converter, 24V 10~12A (under development)
5V to 3.3V, 1.2V, 1.15V for Processor : Sync Buck Converter, 5V 4~8A (under development)
3.3V to 1.0V, 2.0V for PHY : Low Dropout Regulator, 5V 1A, Adjustable
USB-to-UART LDO: Low Dropout Regulator, 5V 150mA, Adjustable
MOSFET : Complementary MOS pair, 20V
eMMC
Clock Options Summary
XO SMD 3225 – 12MHz, 25Mhz, 49.152 MHz
XO SMD 3225 (1.2V Low Jitter)- 24MHz

DIODES INCORPORATED | DISCRETE ANALOG LOGIC MIXED-SIGNAL

Page 25

Complete Platform Solution: Notebook


Diode
DCDC
LDO
Logic
Sensor
TVS
USB Switch
MOSFET
LED Driver
Vcore DCDC Controller
MOSFET
3D Camera
LED Driver
LCD Panel
Sensor
LDO
TVS
Diode
SBR
DDR Regulator
DCDC Converter
DDR4 DIMM
Memory Bus
CPU
PCH
USB3.0
USB3 ReDriver
eDP1.3
LAN Switch
Video Switch
DP1.2b
HDMI 1.4
DP-to-VGA Converter
Video Switch
DDI
HDMI ReDriver
LSP Con
TVS
Audio Amplifier
LDO
A/V Codec
MCU
UART
DP0..3
Tx, Rx
USB 3.0 ReDriver
I2C
D+, D-
SATA / PCIe
SATA / PCIe ReDriver
TVS
TVS
Sleep / Charge Detect
USB2 / 3 Switch
HDD / SSD
DP/LAN Mux Clock Buffer
Docking Sub-system
Analog Switch
USB 2.0 Switch
Crossbar Switch
D+, D-
USB3 / DP Switch
USB Power Switch
TVS
ACDC
MOSFET / SBR
Bridge Rectifier
External Adapter / Charger
D+, D-
TVS
AUXHPD+
AUXHPD-
Thyristor
LITE-ON SEMICONDUCTOR

ACDC
Std Linear

TVS, LDO, Thyristor
Bridge Rectifier
LITE-ON SEMICONDUCTOR

SBR

Audio

Timing | Signal Integrity | Switching | Connectivity

PERICOM High-Speed Serial Connectivity

DIODES INCORPORATED
DISCRETE
ANALOG
LOGIC
MIXED-SIGNAL

Technology Focus Products 32 Gbps ReDrivers and Switches Automotive Packet Switch for Telematics / ADAS Complete USB Type-C Solution Low jitter timing solution for cloud computing Ultra low power and low noise LDOs for IoT Low Cj TVS for signal integrity Lowest RDS(ON) LDMOS for battery efficiency SiC Merged PiN Schottky Diodes and SiC MOSFET for industrial and automotive applications Compact QFN and DFN Power density PowerDI Chip scale packaging and plating capability Extensive multi-chip package technology High performance 8” MOSFET trench technology Advanced Epi bipolar transistor processes Proprietary rectifier technology Rugged automotive grade NMOS and PMOS Assembly/Test Wafer Fab

Assembly and Test Efficient Manufacturing + Superior Processes China: Shanghai, Chengdu, and Wuxi Taiwan: Jhongli Germany: Neuhaus US: South Portland, Maine China: Shanghai and Wuxi Taiwan: Hsinchu and Keelung UK: Greenock and Oldham Bipolar, BiCMOS, CMOS and BCD process Global footprint with strong engineering capabilities Wafer Fabs

Revenue Profile for Third Quarter 2023

Income Statement – Third Quarter 2023 ($ in millions, except per share amounts) 3Q22 2Q23 3Q23 Net sales 521.3 467.2 404.6 Gross profit (GAAP) 217.8 195.4 155.9 Gross profit margin % (GAAP) 41.8% 41.8% 38.5% Net income (GAAP) 86.4 82.0 48.7 Net income (non-GAAP) 92.2 73.3 52.5 Diluted EPS (non-GAAP) 2.00 1.59 1.13 Cash flow from operations 132.2 92.6 50.1 EBITDA (non-GAAP) 141.9 133.5 90.6

Balance Sheet ($ in millions) Dec 31, 2021 Dec 31, 2022 Sep 30, 2023 Cash* 373 348 308 Inventory 349 360 344 Current Assets 1,188 1,162 1,183 Total Assets 2,194 2,288 2,340 Total Debt 301 185 53 Total Liabilities 892 705 581 Total Equity 1,303 1,583 1,759 * Cash, Restricted Cash and Short-term investments

Revenue to be ~$325 million, +/- 3.0% GAAP gross margin of 35.0%, +/- 1% Non-GAAP operating expenses 26.5% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest income of ~$2.0 million Income tax rate to be 18%, +/- 3% Shares used to calculate diluted EPS approximately 46.6 million Amortization of acquisitions-related intangible assets of $3.1 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on November 8, 2023 Fourth Quarter 2023 Business Outlook

Investment Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20%+ operating profit Next Strategic Goal: $1B gross profit Tactics: Total system solutions sales approach and content expansion driving growth Increased focus on high-margin Automotive, Industrial, analog, and power discrete products Investment for technology leadership in target products, fab processes, and advanced packaging